UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2017, Colony Starwood Homes (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders: (i) elected the fourteen persons listed below as trustees of the Company, each to serve until the Company’s 2018 Annual Meeting of Shareholders and until such person’s successor is duly elected and qualified; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2017; (iii) voted to approve the Colony Starwood Homes 2017 Employee Share Purchase Plan; (iv) voted to approve an amendment to the Company’s Equity Plan that, among other minor changes, increased by 2,500,000 the number of shares available to be awarded thereunder; and (v) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 31, 2017 (the “Proxy Statement”). These proposals are described in detail in the Proxy Statement.

The final results of the voting for each of the proposals are set forth below:

Proposal 1 — Election of Trustees

Nominee	For	Withheld	Broker Non-votes
Thomas J. Barrack, Jr.	85,628,209	4,394,516	3,573,623
Barry S. Sternlicht	54,703,642	35,319,083	3,573,623
Robert T. Best	64,340,524	25,682,201	3,573,623
Thomas M. Bowers	86,374,317	3,648,408	3,573,623
Richard D. Bronson	64,339,949	25,682,776	3,573,623
Justin T. Chang	86,378,693	3,644,032	3,573,623
Michael D. Fascitelli	88,803,965	1,218,760	3,573,623
Renee Lewis Glover	89,067,685	955,040	3,573,623
Jeffrey E. Kelter	88,804,540	1,218,185	3,573,623
Thomas W. Knapp	88,808,544	1,214,181	3,573,623
Richard B. Saltzman	84,691,039	5,331,686	3,573,623
John L. Steffens	88,807,103	1,215,622	3,573,623
J. Ronald Terwilliger	57,764,391	32,258,334	3,573,623
Frederick C. Tuomi	88,607,381	1,415,344	3,573,623

Proposal 2 — Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2017

For	Against	Abstentions	Broker Non-votes
93,540,502	24,473	31,373	—

Proposal 3 — Approval of the Colony Starwood Homes 2017 Employee Share Purchase Plan

For	Against	Abstentions	Broker Non-votes
89,892,944	102,131	27,650	3,573,623

Proposal 4 — Approval of An Amendment to The Colony Starwood Homes Equity Plan

For	Against	Abstentions	Broker Non-votes
84,230,612	5,739,870	52,243	3,573,623

Proposal 5 — Approval, On an Advisory Basis, of Our Executive Compensation

For	Against	Abstentions	Broker Non-votes
88,236,835	1,736,529	49,361	3,573,623

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2017	COLONY STARWOOD HOMES

	By:	/s/ Ryan A. Berry
	Name:	Ryan A. Berry
	Title:	Executive Vice President, General Counsel and Secretary